Income Taxes (Details 3) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Net operating loss	$ 8,399	$ 25,101
Tax credits	35	35
Accrued liabilities	261	227
Deferred revenue	1,713	1,162
Depreciation and amortization	46	0
Share-based compensation	85	90
Total gross deferred tax assets	10,539	26,615
Deferred tax liabilities:
Depreciation and amortization		(96)
Valuation allowance	$ (10,539)	(26,519)
Net deferred tax asset		$ 0